SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

X  Filed by the Registrant
   Filed by a party other than the Registrant

Check the appropriate box:

  Preliminary Proxy Statement
  Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2)) X Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to 240.14a-12

                             Princor Bond Fund, Inc.


                (Name of Registrant as Specified In Its Charter)



     Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X     No fee required

        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

        Fee paid previously with preliminary materials.

[LOGO]
the Princor Mutual Funds


July 7, 1997



Dear Shareholder

Your Board of Directors has scheduled a shareholder meeting for September 16 to vote on important issues affecting your Fund. The changes proposed will provide additional flexibility needed in today's competitive market. The Board of each Fund believes that these changes are in the best interest of the Funds. On the following pages you will find a brief overview of these changes, the Notice of Meeting and complete Proxy Statement.

No matter how many shares you own, it is important that you take time to read the proxy and complete and mail the proxy ballot(s) as soon as you can. If you have more than one account in one Princor Fund or are a shareholder in more than one Princor Fund, you will receive multiple ballots. If ballots are not returned, the Fund(s) may have to incur the expense of follow-up solicitations to achieve a quorum. All shareholders benefit from the speedy return of ballots.

Thank you for responding to these important matters. If you have questions regarding the proxy, the voting process or would like to vote by phone, please call our proxy solicitor, D. F. King & Co., Inc. at 1-800-659-5550. If you have questions concerning your account, please call our shareholder services department at 1-800-247-4123.


Sincerely,


/s/ Stephan L. Jones


Stephan L Jones
President
The Princor Mutual Funds


[LOGO]
the Princor Mutual Funds


                                    OVERVIEW

Please read the complete Proxy Statement. For your convenience, we are providing a brief overview of the matters on which you are being asked to vote. Not all issues apply to each Fund for which you may be a shareholder.

Q    Why are you receiving this proxy statement?

A Federal securities laws require a vote by each Fund's shareholders on certain important issues. Shareholders of all Princor Funds are being asked to vote for the Board of Directors, ratify the Board's selection of independent public accountants, change the name of the Funds and modify the Fund's Management Agreement.

     In addition, there are issues that affect specific funds (Cash Management, Capital Accumulation, Growth, Government Securities, and Tax-Exempt Cash Management). If you own shares of those Funds, the proxy statement explains changes to certain investment policies being recommended by Management.

Q    Why will the Princor Funds name be changed to Principal Funds?

A Association with The Principal Financial Group and its national advertising program provides potential benefit to our marketing activities. This may lead to increased Fund assets and greater economies of scale (and reduction in operating expenses).

     Other specific name changes are designed to make it easier for present and future investors to understand the investment objectives and strategies of the Funds.

Q    Why is the Management Agreement being changed?

A The proposed modification relates to transfer agent (i.e. shareholder recordkeeping) services, one of several significant services provided by Princor Management Corporation (the "Manager") under the Management Agreement. The change is designed to allow the Manager to be reimbursed for its services in an amount in excess of its expenses of providing the services, if authorized by the Board of Directors of each Fund. There are no current plans for the Manager to seek an increased level of reimbursement for shareholder recordkeeping services, which are currently provided on an expense incurred reimbursement basis. A further modification to the Management Agreement would remove language requiring the Manager to assume certain operating expenses of a Fund if those expenses exceed a level specified by state law. In recent years, one state imposed such a restriction. Recent regulatory changes have eliminated this state law restriction.

Q Why should the Capital Accumulation, Growth, Government Securities Income and Cash Management Funds be permitted to buy shares of other investment companies?

A Allowing the Funds to do this provides increased investment flexibility by providing an additional way for the Funds to invest any excess cash that may accumulate. All other Princor Funds have this flexibility.

Q For the Cash Management and Tax-Exempt Cash Management Funds, what impact does the modification to the diversification requirements have?

A The proposed modification merely allows the Funds to have the increased flexibility recently permitted by changes to SEC Rules.

Q    How will these changes affect your account?

A You can expect the same level of management expertise and high-quality shareholder service you have received in the past. Proposed name changes are designed to create increased name recognition and marketability to new shareholders. Other proposals will give increased flexibility to the portfolio managers.

Q    How do the Boards of Directors suggest that you vote?

A After careful consideration of each issue, the Board of Directors of each Fund unanimously recommends that you vote "FOR" all the proposals.

Q    Will your vote make a difference?

A Your vote is needed to ensure the proposals can be acted upon. Your immediate response on the enclosed proxy ballot(s) will help save the cost of any further solicitations for a shareholder vote.

Q    How can you vote your shares?

A You can vote by completing, signing, dating and mailing the enclosed proxy ballot(s) in the postage paid envelope. If you have any questions regarding the proxy, need assistance in voting your shares or would like to vote by phone, please call our proxy solicitor, D. F. King & Co., Inc. at 1-800-659-5550.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 1997

Growth-Oriented Funds                     Income-Oriented Funds
---------------------------------------------------------------
Princor Balanced Fund, Inc.               Princor Bond Fund, Inc.
Princor Blue Chip Fund, Inc.              Princor Government Securities Income Fund, Inc.
Princor Capital Accumulation Fund, Inc.   Princor High Yield Fund, Inc.
Princor Emerging Growth Fund, Inc.        Princor Limited Term Bond Fund, Inc.
Princor Growth Fund, Inc.                 Princor Tax-Exempt Bond Fund, Inc.
Princor Utilities Fund, Inc.
Princor World Fund, Inc.

                    Money Market Funds
                    ---------------------------------------------
                    Princor Cash Management Fund, Inc.
                    Princor Tax-Exempt Cash Management Fund, Inc.

A meeting of Shareholders of each of the Princor Funds will be held at the offices of The Principal Financial Group, 801 Grand Avenue, Des Moines, Iowa on September 16, 1997, at 10:00 a.m. The meetings are being held to consider and vote on the following matters as well as any other issues that properly come before the meeting and any adjournments:

     1.   Election of the Board of Directors (all Funds)

     2. Ratification of selection of Ernst & Young LLP as independent public auditors (all Funds)

     3.   Approval of change of fund name (all Funds)

     4.   Approval of modification of Management Agreement (all Funds)

     5. Approval of elimination of the fundamental investment restriction regarding the purchase of shares of other investment companies (Capital Accumulation, Growth, Government Securities Income and Cash Management funds only)

     6.   Approval  of change to the  fundamental  investment  restriction  with
          respect  to   diversification   requirements   (Cash   Management  and
          Tax-Exempt Cash Management funds only)

The close of business on June 23, 1997, is the record date for the Meeting and any adjournment(s). Shareholders as of that date are entitled to notice of and to vote at the meeting.

Your vote is important. No matter how many shares you own, PLEASE VOTE. If you own shares in more than one fund, you need to return ALL of the proxy ballots. To save your Fund from incurring the cost of additional solicitations, please review the materials and vote today.


For the Board of Directors
A. S. Filean
Vice President and Secretary

Dated: July 7, 1997


                                 PROXY STATEMENT

As a shareholder of one or more of the Princor Mutual Funds ("the Funds"), you are invited to attend a special meeting of shareholders. Each Fund will hold a meeting on September 16, 1997, at 10:00 a.m. The Funds will hold their shareholder meetings simultaneously. At the meeting, shareholders will vote on the issues described below. Each share of a Fund is entitled to one vote on each matter submitted to the shareholders of that Fund. If you are not able to attend the meeting, the Board of Directors (the "Board") of each Fund is asking permission to vote for you. The shares will be voted as you indicate in the boxes on the enclosed proxy ballot or for approval of each matter for which there is no indication. If you change your mind after you send in the ballot, you may change or revoke your vote by writing to The Princor Mutual Funds at The Principal Financial Group, Des Moines, Iowa 50392-0200. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any other issue.

Proxies will be solicited primarily by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of each Fund or Princor Management Corporation (the "Manager" of the Funds) who will not be specially compensated for these services. Proxies will also be solicited by D. F. King & Co., Inc. which has been retained to assist in the solicitation for estimated fees and expenses of $137,000 for the services it provides for all of the Funds.

Each Fund will pay the expenses of its meeting, the solicitation of proxies and the fees of D. F. King & Co., Inc., as incurred by each Fund. The Funds will also reimburse brokers and other nominees for their reasonable expenses in communication with the shareholders for whom they hold shares of the Funds. To avoid the cost of further solicitation, it is important for you to vote promptly.

To vote your shares:       by mail  -       return your proxy ballot in the enclosed postage paid envelope or mail to  P.O. Box 9043, Smithtown, NY  11787-9816
                           by fax -         fax to 1-888-PROXYFAX (1-888-776-9932)
                           by telephone -   call D. F. King & Co., Inc. (the proxy solicitors) at 1-800-659-5550

This proxy statement and the enclosed proxy ballot are first being sent to shareholders on or about July 7, 1997. Only shareholders of record at the close of business on June 23, 1997, (the "Record Date") are entitled to vote. The table below shows outstanding shares, by class, of each Fund as of the Record Date.

                                                              Number of Shares Outstanding
              Fund                                Class A                   Class B                Class R
----------------------------------------------------------------------------------------------------------
   Princor Balanced                              5,645,068.367              660,138.222            462,618.718
   Princor Blue Chip                             3,394,502.967              688,534.040            497,803.584
   Princor Bond                                 10,486,412.940              992,079.686            356,693.725
   Princor Capital Accumulation                 16,967,845.098              741,306.272            438,156.554
   Princor Cash Management                     763,146,873.660            1,229,577.990          3,888,707.810
   Princor Emerging Growth                       7,321,272.992            1,174,421.473            270,812.960
   Princor Government Securities Income         22,209,086.196            1,262,042.084            254,736.037
   Princor Growth                                6,170,775.383              747,899.683            242,606.755
   Princor High Yield                            4,053,934.868              536,577.030            147,932.669
   Princor Limited Term Bond                     1,980,949.813               29,343.806             57,690.495
   Princor Tax-Exempt Bond                      15,753,570.162              561,773.280                N/A
   Princor Tax-Exempt Cash Management           88,597,162.810               27,442.430                N/A
   Princor Utilities                             5,375,285.310              523,035.217             87,465.065
   Princor World                                27,603,591.632            3,017,637.544            849,057.645

Principal Mutual Life Insurance Company ("PML") and its corporate affiliates own more than 5% of the outstanding shares of the following funds: Capital Accumulation, High Yield, Limited Term Bond and World.

Each Fund has entered into a Management Agreement with the Manager. The Manager has entered into agreements with Invista Capital Management, Inc. ("Invista") under which Invista has agreed to provide investment advisory services for the Balanced, Blue Chip, Capital Accumulation, Emerging Growth, Government Securities Income, Growth, Limited Term Bond and Utilities Funds. Each Fund has entered into an Investment Services Agreement with the Manager and PML which provides that PML will furnish at cost certain personnel, services and facilities required by the Manager. The Manager and Invista are indirect, wholly-owned subsidiaries of PML. The address for the Manager and PML is Principal Financial Group, Des Moines, Iowa 50392, and for Invista is 1500 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

A shareholder that has an issue that he or she would like to have included in the agenda at a shareholder meeting, should send the proposal to the Princor Mutual Funds at Principal Financial Group, Des Moines, Iowa 50392-0200. To be considered for presentation at a shareholder's meeting, the proposal must be received a reasonable time before a solicitation is made for such meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

You may obtain a copy of each Fund's most recent annual and semiannual reports without charge. Send your request to The Princor Mutual Funds at The Principal Financial Group, Des Moines, Iowa 50392-0200 or call 1-800-247-4123.


                          ISSUES FOR EACH OF THE FUNDS


1.    ELECTION OF THE BOARD OF DIRECTORS
The Board of each Fund has set the number of Directors at nine. Each Director will serve until the next meeting of shareholders or until a successor is elected and qualified. Unless you do not authorize it, your proxy will be voted in favor of the nine nominees listed below. The affirmative vote of the holders of a plurality of the shares represented at the meeting of each Fund is required for the election of a director for that Fund. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. All Directors hold similar positions with twenty-five mutual funds sponsored by Principal Mutual Life Insurance Company. In addition, Directors Davis, Ferguson, Griswell, Jones and Lukavsky serve on the Board of one other Fund sponsored by Principal Mutual Life Insurance Company.

The Directors have no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the Shareholder Meeting, your proxy will be voted for the individuals recommended by the Directors.

The Board of each Fund held four meetings during the last fiscal year. The Directors attended 100% of the meetings of the Board and of the committees of which they are members.

Each Fund has an Audit and Nominating Committee, the members of which are identified below. The committee reviews activities of the Funds and reports filed with the Securities and Exchange Commission ("SEC") and then takes appropriate action. It meets with the independent auditors to discuss results of the audits and reports to the full Board of each Fund. The committee also nominates candidates when necessary to fill Board vacancies of directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("the '40 Act")).


                         NOMINEES FOR BOARD OF DIRECTORS
 Nominees for Director
   Name/Age/Position                                                                                            Director
    with each Fund                                  Principal Occupation                                         Since1

     James D. Davis            Attorney. Vice President, Deere and Company, Retired.                               1974
     (63) Director

   * Roy W. Ehrle              Retired. Vice Chairman, Principal Mutual Life Insurance Company 1992 to 1993.       1971
     (69) Director

   @ Pamela A. Ferguson        President and Professor of Mathematics, Grinnell College since 1991.                1993
     (54) Director

   @ Richard W. Gilbert        President, Gilbert Communications, Inc. since 1993. Prior thereto, President and    1985
     (57) Director             Publisher, Pioneer Press.

   *#J. Barry Griswell         Executive Vice President, Principal Mutual Life Insurance Company since 1995.       1995
     (48) Director and         Senior Vice President 1991 to 1995. Director and Chairman of the Board, Princor
     Chairman of the Board     Financial Services Corporation and Princor Management Corporation.

   *#Stephan L. Jones          Vice President, Principal Mutual Life Insurance Company since 1986. Director and    1988
     (61) Director and         President, Princor Financial Services Corporation and Princor Management
     President                 Corporation.

   * Ronald E. Keller          Executive Vice President, Principal Mutual Life Insurance Company since 1992.       1993
     (61) Director

   @ Barbara A. Lukavsky       President & CEO, LuSan ELITE USA, L.C.                                              1987
     (56) Director

   # Richard G. Peebler        Dean and Professor Emeritus, Drake University, College of Business and Public       1969
     (67) Director             Administration since 1996. Prior thereto, Professor, Drake University, College of
                               Business and Public Administration.

  * Considered to be "Interested Persons," as defined in the Investment Company Act of 1940, as amended, because of current or former affiliation with the Manager or PML.
   @ Member of Audit and Nominating Committee.
   # Member of the Executive Committee. The Executive Committee is elected by the Board of Directors and may exercise all the powers of the Board of Directors, except those which by statute may not be delegated, when the Board is not in session and shall report its actions to the Board.
   1 Since Fund's inception, if later.

The Funds pay no salaries or other compensation to the directors other than director's fees. Only directors who are not currently affiliated with the Manager or PML receive an annual retainer of $600 per Fund and a fee of $150 for each Board or committee meeting attended.

                       PRINCOR FUND OWNERSHIP BY DIRECTORS

Listed below is the number of shares of the Funds owned by each Director as of June 23, 1997.

                                          Shares owned
                                              as of
   Director             Fund             June 23, 1997*
 J. D. Davis    Balanced                     508.679
                Blue Chip                  3,564.764
                Bond                         583.240
                Capital Accumulation         340.364
                Emerging Growth            1,668.415
                Government Securities
                  Income                     562.047
                Growth                       384.875
                High Yield                   699.170
                Tax-Exempt Bond              488.334
                Utilities                  7,173.794
                World                        761.864

 R. W. Ehrle    High Yield                 3,627.134
                World                      5,924.002

 P. A. Ferguson Balanced                   1,098.973
                Blue Chip                  1,117.808
                Bond                       1,697.129
                Capital Accumulation         697.506
                Emerging Growth              814.752
                Growth                       456.201
                High Yield                 2,347.423
                Tax-Exempt Bond            1,007.135
                Utilities                  1,648.077
                World                      1,795.526

 R. W. Gilbert  Balanced                      32.276
                Blue Chip                    198.161
                Bond                       1,595.554
                Capital Accumulation       1,002.584
                Emerging Growth              438.119
                Government Securities
                  Income                     241.130
                Growth                     1,039.122
                High Yield                   357.645
                Tax-Exempt Bond            2,618.839
                Utilities                    164.536
                World                      4,610.823

 J. B. Griswell Balanced                      32.959
                Blue Chip                     48.490
                Bond                          40.817
                Capital Accumulation          21.845
                Emerging Growth               25.988
                Government Securities
                  Income                      40.315
                Growth                        22.162
                High Yield                    55.483
                Tax-Exempt Bond               37.148
                Utilities                     37.936
                World                        115.114

 S. L. Jones    Blue Chip                    700.274
                Capital Accumulation       1,086.506
                Emerging Growth              839.477
                Growth                       598.680
                Tax-Exempt Bond            5,216.941
                Utilities                    905.152
                World                      2,714.527

 R. E. Keller   Capital Accumulation       1,357.070
                Tax-Exempt Bond            1,648.924

 B. A. Lukavsky Balanced                     663.871
                Capital Accumulation         321.817
                Emerging Growth              702.705
                High Yield                   240.583
                Tax-Exempt Bond            1,290.347
                Utilities                  3,485.601
                World                      1,121.802

 R. G. Peebler  Capital Accumulation          10.408
                Growth                         7.729


     *    The list does not include shares of Princor money market funds.

     ** The Directors and executive officers of the Funds together own less than 1% of the outstanding shares of each of the Funds.

                             DIRECTOR COMPENSATION*

                        Each Princor Fund
                     except Princor Limited  Princor Limited Term    Total From
     Director            Term Bond Fund            Bond Fund        Fund Complex
--------------------------------------------------------------------------------
James D. Davis               $1,200                 $1,800             $32,100
Roy W. Ehrle                 $1,200                 $1,800             $30,900
Pamela A Ferguson 1          $1,200                 $1,800             $35,850
Richard W. Gilbert 1         $1,200                 $1,800             $33,000
J. Barry Griswell**           none                   none               none
Stephan L. Jones**            none                   none               none
Ronald E. Keller**            none                   none               none
Barbara A. Lukavsky 1        $1,200                 $1,800             $35,850
Richard G. Peebler 2         $1,200                 $1,800             $33,525

     * None of the Funds provide retirement benefits for any of the Directors.
     ** Affiliated with the Funds and, accordingly, received no compensation from the Funds 1 Received an additional $150 from each Fund for service on Audit Committee 2Received an additional $75 from the World Fund and an additional $150 from the Emerging Growth, Capital Accumulation and Growth Funds for service on Executive Committee.

2.   RATIFICATION  OF  SELECTION  OF  ERNST & YOUNG  LLP AS  INDEPENDENT  PUBLIC
     AUDITORS

The Board of each Fund has selected Ernst & Young LLP as the independent auditor for the Fund. This selection was made unanimously by the members of the Board, including those who are not interested persons. The selection is to be ratified at the meeting.

Ernst & Young LLP has been the auditor for the Funds since each was organized. They also serve as auditor for the Manager and other members of The Principal Financial Group. The audit services Ernst & Young LLP provide to the Funds include examination of the annual financial statements and review of the filings with the SEC. Ernst & Young LLP has no financial interest in the Funds. No representative of Ernst & Young LLP is expected to be at the shareholder meetings.

Ratification for each Fund requires the affirmative vote of the majority of the votes cast with respect to that Fund. Your proxy will be voted in favor of ratification unless you express a contrary choice.

3.   APPROVAL OF CHANGE OF FUND NAMES

At meetings held on March 10, 1997, the Board of Directors of each Fund unanimously approved, subject to shareholder approval, an amendment to its Articles of Incorporation to change the name of the Fund. The change will delete the word "Princor" from each Fund's name and replace it with the word
"Principal". For example, Princor Balanced Fund, Inc. will become Principal Balanced Fund, Inc.


Each Fund is often identified with The Principal Financial Group in connection with media coverage, advertising, marketing relationships and investment management. The Principal Financial Group has a national reputation in the financial services industry and seeks to enhance its reputation through its extensive advertising program. Management feels closer identification with The Principal Financial Group will strengthen the Fund's marketing activities. If more effective marketing results in an increase in Fund assets, the Funds may achieve greater economies of scale, which may result in a reduction in operating expenses for shareholders. Also, a significant group of shareholders of the Funds use other products and services of The Principal Financial Group and Management anticipates that adopting the word "Principal" as a replacement for "Princor" will lessen potential confusion regarding the Funds.

In addition to substituting Principal for Princor, Management is recommending additional changes in the names of Princor Capital Accumulation Fund, Princor Emerging Growth Fund and Princor World Fund.

Princor Capital Accumulation Fund, Inc.

Management recommends that the name of Princor Capital Accumulation Fund, Inc. be changed to Principal Capital Value Fund, Inc. to reflect more clearly the Fund's investment strategy.

To achieve its investment objective, the Fund invests in securities that have "value" characteristics. This process is known as "value investing." Value investing is purchasing securities of companies with above average dividend yields and below average price to earnings (P/E) ratios. Management recommends the use of "Value" in the name of the Fund to identify more clearly to existing and potential shareholders the actual strategy the Fund uses in managing its investment portfolio. Use of the term "value investing" is common within the mutual fund industry and will aid in identifying the Fund among others with similar investment objectives. The Fund is not changing its investment objective, which continues to be long-term capital appreciation and, secondarily, growth of investment income through the purchase primarily of common stocks.

If this proposal is approved, the Articles of Incorporation will be amended to change the name of the Fund from Princor Capital Accumulation Fund, Inc. to Principal Capital Value Fund, Inc.

Princor Emerging Growth Fund, Inc.

Management recommends that the name of Princor Emerging Growth Fund, Inc. be changed to Principal MidCap Fund, Inc.

The investment objective of the Fund is long-term capital appreciation. To achieve this objective, the Fund has employed an investment strategy of investing primarily in securities of emerging and growth oriented companies with market capitalizations of $1 billion or less. Two factors caused management to propose a name change for the Fund. First, confusion with other mutual funds. Today there are a number of mutual funds that invest in the securities of companies located in foreign countries - countries that are often described as "emerging markets." Many of these funds have the word "emerging" in their name or investment objective. This has caused some confusion among potential investors who have thought the Fund was investing in the securities of foreign companies. This has not been the case. Management feels removal of "Emerging" from the Fund's name will eliminate any confusion.

Second, Management feels the Fund's strategy of investing primarily in companies with market capitalizations (i.e. value of the company as determined by the market price of its outstanding stock) of $1 billion or less is unduly restrictive in today's market. Larger companies offer the Fund attractive opportunities to achieve its investment objective. If the proposed name change is approved, the Fund intends to purchase more stocks of companies with market capitalizations in the $1 billion to $10 billion range. This range has been characterized by the investment industry as "medium capitalization" or "mid-cap" investing. As a result, Management feels the use of "MidCap" in the Fund's name will be more descriptive of the strategy the Fund intends to use to achieve its investment objective.

If this proposal is approved, the Articles of Incorporation will be amended to change the name of the Fund from Princor Emerging Growth Fund, Inc. to Principal MidCap Fund, Inc.

Princor World Fund, Inc.

Management proposes that the name of the Princor World Fund, Inc. be changed to Principal International Fund, Inc. to reflect more clearly the investment strategy of the Fund.

The mutual fund industry has informally identified two general categories of funds that invest in foreign securities. Funds which invest in securities issued both by companies incorporated in the United States and by companies incorporated in foreign countries have come to be known as "Global" funds. These are often referred to as "World" funds. "International" funds are those that invest only in securities issued by companies incorporated outside the borders of the United States. The Princor World Fund's investment strategy is the strategy of an international fund. Management feels the name should reflect this fact. This will become more critical as new investors find foreign investing attractive and become more accustomed to the industry meaning of the word "international".

If this proposal is approved, the Articles of Incorporation will be amended to change the name from Princor World Fund, Inc. to Principal International Fund, Inc.

The Board of Directors for each Fund recommends approval of each name change proposal. The proposed name change for each Fund requires an affirmative vote of a majority of the votes entitled to be cast by shareholders of that Fund. If approved, the change for each Fund will be effective January 1, 1998.

4.   APPROVAL OF MODIFICATION OF MANAGEMENT AGREEMENT

Each Fund has signed a Management Agreement with the Manager, an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company. The Manager was organized in 1969 and since then has managed various mutual funds which are sponsored by Principal Mutual Life Insurance Company.

The Management Agreement is continuous from year to year if the Board grants annual approval. The agreement may be terminated without penalty by the Board, by the majority of shareholders of the Fund and by the parties to the Management Agreement. The Board of each Fund approved continuation of the Management Agreement at a meeting held on September 9, 1996.

The Management Agreement for each Fund (Exhibit A) identifies transfer agent services which the Manager furnishes at cost (without a profit) to the Fund. These services include: administering shareholder accounts; preparing and distributing dividend and capital gain payments; redeeming and repurchasing shares; and communicating with shareholders. The Management fees and other important information relating to the Management Agreement are found in Exhibit B.

The Manager has requested the Management Agreement for each Fund be modified to permit the Manager to provide transfer agent services at a price which includes a profit. The Manager does not currently intend to provide transfer agent services to the Funds on other than an "at cost" basis. However, to provide flexibility to respond to situations which may arise in the future, to encourage development of additional services for Fund shareholders and to avoid the expense of another shareholder meeting, the Board of each Fund recommends approval of this proposal. The Board of each Fund will review charges for transfer agent services to assure they are reasonable.

In addition, the Manager proposes elimination of Section 8 of the Management Agreement. This section refers to limitations on reimbursement of Fund expenses by the Manager. Formerly, such restrictions could have been imposed by any state in which the Funds are registered. Under the National Securities Markets Improvement Act of 1996, the states are no longer permitted to impose such restrictions thus making this section of the agreement void.

The Board of Directors of each Fund recommends approval of the proposed modifications. Approval of this proposal by a Fund requires the affirmative vote of the lesser of 1) 67% of the shares of the Fund present or represented at the meeting if more than 50% of the shares of the Fund are present or represented by proxy, or 2) more than 50% of the outstanding shares of the Fund. If approved, the Management Agreement for each Fund will be amended effective January 1, 1998.

             ISSUE FOR PRINCOR CAPITAL ACCUMULATION, PRINCOR GROWTH,
                    PRINCOR GOVERNMENT SECURITIES INCOME AND
                       PRINCOR CASH MANAGEMENT FUNDS ONLY

5. APPROVAL OF ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE PURCHASE OF SHARES OF OTHER INVESTMENT COMPANIES

Each of Princor Capital Accumulation Fund, Princor Growth Fund, Princor Government Securities Income Fund and Princor Cash Management Fund has a
fundamental investment restriction prohibiting the Fund from purchasing "securities of other investment companies except in connection with a merger, consolidation or plan of reorganization." The Boards of these Funds recommend the elimination of the restriction for these Funds. The other Princor Funds do not have this fundamental restriction.

Each Fund maintains a level of liquidity to meet cash demands for redemptions or to make long term investments. On occasion, the Funds accumulate excess cash. Elimination of the restriction increases the Funds' investment flexibility. The proposal allows the Fund to purchase other investment company shares as a means of investing its excess cash if other investment options are not available.

In addition, because the other Princor Funds already have this flexibility, this proposal provides a standard investment restriction for all the Funds. This allows the Manager to monitor more easily each Fund's compliance with its investment policies. Each Fund has adopted a non-fundamental restriction (one that may be changed by action of the Board of Directors without shareholder approval) which deals with the purchase of shares of other investment companies and will become effective at the effective time of the elimination of the fundamental restriction. This non-fundamental restriction is the same as that adopted by certain of the other Funds and provides that a Fund will not:

     Invest its assets in the securities of any investment company except that the Fund may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

The Board of Directors of each Fund recommends approval of this proposal. Approval of this proposal by a Fund requires the affirmative vote of the lesser of 1) 67% of the shares of the Fund present or represented at the meeting if more than 50% of the shares of the Fund are present or represented by proxy, or
2) more than 50% of the outstanding shares of the Fund. If approved, the investment policy of the Fund will be changed effective January 1, 1998.

                      ISSUE FOR PRINCOR CASH MANAGEMENT AND
                  PRINCOR TAX-EXEMPT CASH MANAGEMENT FUNDS ONLY

6. APPROVAL OF CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO DIVERSIFICATION REQUIREMENTS

The Princor Cash Management Fund and Princor Tax-Exempt Cash Management Fund each has a restriction which prohibits it from investing more than 5% of its assets in securities of any one issuer (other than U.S. Government securities). The Boards of these Funds recommend a modification to the restriction which will allow each Fund to invest more than 5% (but not more than 25%) of total Fund assets in the securities of a single issuer. However, the securities must be rated by an independent rating service (e.g. Moody's Investors Service, Inc., Standard & Poor's Corporation) in the highest short term rating category for debt obligations, issued by entities that receive such a rating for comparable short-term debt or comparable unrated securities. Each such investment would be limited to a maximum of three business days.

This proposed change is more flexible than the current restriction but is permitted by the current requirements of the '40 Act. The Boards of these Funds recommend modifications to the restrictions which will allow each Fund to invest more than 5% (but not more than 25%) of total Fund assets in the securities of a single issuer in accordance with the rules of the SEC governing money market funds.

A change to the Funds' fundamental investment restrictions must be approved by the shareholders. By amending the existing restriction to permit a more flexible investment policy, you are providing the Funds with the maximum flexibility permitted by the '40 Act.

As amended, the Fund's investment restriction would provide that the Fund may not:

     Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities on any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

The Board of Directors of each Fund recommends approval of this proposal. Approval of this proposal by a Fund requires the affirmative vote of the lesser of 1) 67% of the shares of the Fund present or represented at the meeting if more than 50% of the shares of the Fund are present or represented by proxy, or
2) more than 50% of the outstanding shares of the Fund. If approved, the investment policy of the Fund will be changed effective January 1, 1998.

7.   GENERAL

The Funds do not know of any other matter that may properly be brought before the meeting. However, any other business that does come before the meeting will be voted upon by the persons named in the proxy.

                                    Exhibit A

                              MANAGEMENT AGREEMENT
         (Marked to show changes from the current Management Agreement)

     AGREEMENT to be effective the _______ day of _________________, 19____, by and between PRINCOR ______________________ FUND, INC., a Maryland corporation (hereinafter called the "Fund") and PRINCOR MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager").

                              W I T N E S S E T H:

     WHEREAS, The Fund has furnished the Manager with copies properly certified or authenticated of each of the following:

     (a) Certificate of Incorporation of the Fund;

     (b) Bylaws of the Fund as adopted by the Board of Directors;

     (c) Resolutions of the Board of Directors of the Fund selecting the Manager as investment adviser and approving the form of this Agreement.

     NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the Fund hereby appoints the Manager to act as investment adviser and manager of the Fund, and the Manager agrees to act, perform or assume the responsibility therefor in the manner and subject to the conditions hereinafter set forth. The Fund will furnish the Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

 1.  INVESTMENT ADVISORY SERVICES

     The Manager will regularly perform the following services for the Fund:

     (a) Provide investment research, advice and supervision;

     (b) Provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work;

     (c) Furnish to the Board of Directors of the Fund (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the Fund's portfolio consistent with the Fund's investment objective and policies;

     (d) Implement such of its recommended investment program as the Fund shall approve, by placing orders for the purchase and sale of securities, subject always to the provisions of the Fund's Certificate of Incorporation and Bylaws and the requirements of the Investment Company Act of 1940, as each of the same shall be from time to time in effect;

     (e) Advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the general conduct of the investment business of the Fund; and

     (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of the Fund are being observed.

 2.  CORPORATE ADMINISTRATIVE SERVICES

     In addition to the investment advisory services set forth in Section 1, the Manager will perform the following corporate administrative services:

     (a) Furnish the services of such of the Manager's officers and employees as may be elected officers or directors of the Fund, subject to their individual consent to serve and to any limitations imposed by law;

     (b) Furnish office space, and all necessary office facilities and equipment, for the general corporate functions of the Fund (i.e., functions other than (i) underwriting and distribution of Fund shares;
         (ii) custody of Fund assets, and (iii) transfer and paying agency services); and

     (c) Furnish  the  services  of  the  supervisory  and  clerical   personnel
         necessary to perform the general corporate functions of the Fund.

     (d) Determine the net asset value of the shares of the Fund's Capital Stock as frequently as the Fund shall request, or as shall be required by applicable law or regulations.

 3.  RESERVED RIGHT TO DELEGATE DUTIES AND SERVICES TO OTHERS

     The Manager in assuming responsibility for the various services as set forth in this Agreement reserves the right to enter into agreements with others for the performance of certain duties and services or to delegate the performance of some or all of such duties and services to Principal Mutual Life Insurance Company, or an affiliate thereof.

 4.  EXPENSES BORNE BY THE MANAGER

     The Manager will pay:

     (a) The compensation and expenses of all officers and executive employees of the Fund;

     (b) The compensation and expenses of all directors of the Fund who are persons affiliated with the Manager; and

     (c) The expenses of the organization of the Fund, including its registration under the Investment Company Act of 1940, and the initial registration and qualification of its Capital Stock for sale under the Securities Act of 1933 and the Blue Sky laws of the states in which it initially qualifies.

 5.  COMPENSATION OF THE MANAGER BY FUND

     For all services to be rendered and payments made as provided in Sections 1, 2 and 4 hereof, the Fund will accrue daily and pay the Manager within five days after the end of each calendar month a fee based on the average of the values placed on the net assets of the Fund as of the time of determination of the net asset value on each trading day throughout the month in accordance with the following Management Fee Schedules attached hereto.

     Net asset value shall be determined pursuant to applicable provisions of the Certificate of Incorporation of the Fund. If pursuant to such provisions the determination of net asset value is suspended, then for the purposes of this
Section 5 the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets for each day the suspension continues.

     The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

 6.  SERVICES FURNISHED BY THE MANAGER

     The Manager (in addition to the services to be performed by it pursuant to Sections 1 and 2 hereof) will:

     (a) Act as, and provide all services customarily performed by, the transfer and paying agent of the Fund including, without limitation, the following:

         (i) Preparation and distribution to shareholders of reports, tax information, notices, proxy statements and proxies;

         (ii) Preparation and distribution of dividend and capital gain payments to shareholders;

         (iii)Issuance, transfer and registry of shares, and maintenance of open account system;

         (iv) Delivery, redemption and repurchase of shares, and remittances to shareholders; and

          (v) Communication with shareholders concerning items (i), (ii), (iii) and (iv) above.

     In the carrying out of this function the Manager may contract with others for data systems, processing services and other administrative services.

     (b) Use its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions other than those in which initially qualified, as directed by the Fund; and

     (c) Prepare stock certificates, and distribute the same as requested by shareholders of the Fund.

     The Manager will maintain records in reasonable that will support the amount it charges the Fund for performance of the services set forth in this
Section 6. At the end of each calendar month the Fund will pay the Manager for its performance of these services.

 7.  EXPENSES BORNE BY FUND

     (a) The Fund will pay, without reimbursement by the Manager, the following expenses:

         (i) Taxes, including in case of redeemed shares any initial transfer taxes, and governmental fees (except with respect to the Fund's organization and the initial qualification and registration of its Capital Stock);

         (ii) Portfolio brokerage fees and incidental brokerage expenses; and

         (iii)    Interest.

     (b) The Fund will pay, without reimbursement by the Manager except under the circumstances set forth in Section 8, the following expenses:

         (i) The fees of its independent auditor and its legal counsel, incurred subsequent to the Fund's organization and the initial qualification and registration of its Capital Stock;

         (ii) The fees and expenses of the Custodian of its assets;

         (iii)The fees and expenses of all directors of the Fund who are not persons affiliated with the Manager; and

         (iv) The cost of meetings of shareholders.

 8. AVOIDANCE OF INCONSISTENT POSITION

     In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Manager nor any of the Manager's directors, officers or employees will act as a principal or agent or receive any commission.

 9. LIMITATION OF LIABILITY OF THE MANAGER

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Manager's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10.    DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall remain in force until the first meeting of the shareholders of the Fund and if it is approved by a vote of a majority of the outstanding voting securities of the Fund it shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Mutual Life Insurance Company, or the Fund cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund, or by the Manager. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 10, the definitions contained in
Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

11.    AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities and by vote of a majority of the directors who are not interested persons of the Manager, Principal Mutual Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

12.    ADDRESS FOR PURPOSE OF NOTICE

     Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Fund and that of the Manager for this purpose shall be The Principal Financial Group, Des Moines, Iowa 50392.

13.    MISCELLANEOUS

     The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.


                                   PRINCOR ___________________ FUND, INC.


                                   By _____________________________________



                                   PRINCOR MANAGEMENT CORPORATION


                                   By _____________________________________


                                   SCHEDULE 1
                                 MANAGEMENT FEES
                               International Fund

      Average Daily Net                              Fee as a Percentage of
      Assets of the Fund                           Average Daily Net Assets
      ---------------------------------------------------------------------
First              $100,000,000                              .75%
Next                100,000,000                              .70%
Next                100,000,000                              .65%
Next                100,000,000                              .60%
Amount Over         400,000,000                              .55%



                                   SCHEDULE 2
                                 MANAGEMENT FEES
                                   MidCap Fund

      Average Daily Net                              Fee as a Percentage of
      Assets of the Fund                           Average Daily Net Assets
      ---------------------------------------------------------------------
First              $100,000,000                              .65%
Next                100,000,000                              .60%
Next                100,000,000                              .55%
Next                100,000,000                              .50%
Amount Over         400,000,000                              .45%



                                   SCHEDULE 3
                                 MANAGEMENT FEES
                    Balanced, High Yield and Utilities Funds

      Average Daily Net                              Fee as a Percentage of
      Assets of the Fund                           Average Daily Net Assets
      ---------------------------------------------------------------------
First              $100,000,000                              .60%
Next                100,000,000                              .55%
Next                100,000,000                              .50%
Next                100,000,000                              .45%
Amount Over         400,000,000                              .40%



                                   SCHEDULE 4
                                 MANAGEMENT FEES
                Blue Chip, Bond, Capital Value, Cash Management,
            Government Securities Income, Growth, Limited Term Bond,
              Tax-Exempt Bond and Tax-Exempt Cash Management Funds

      Average Daily Net                              Fee as a Percentage of
      Assets of the Fund                           Average Daily Net Assets
      ---------------------------------------------------------------------
First              $100,000,000                              .50%
Next                100,000,000                              .45%
Next                100,000,000                              .40%
Next                100,000,000                              .35%
Amount Over         400,000,000                              .30%


                          Exhibit B

1.   Cost of Manager's Services

For providing the Investment advisory services and specified other services, the Manager is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                                         Balanced, High
                                 World      Emerging        Yield and
Net Asset Value of Fund          Fund      Growth Fund   Utilities Fund     All Other Funds
-------------------------------------------------------------------------------------------
First          100,000,000       .75%         .65%            .60%               .50%
Next           100,000,000       .70%         .60%            .55%               .45%
Next           100,000,000       .65%         .55%            .50%               .40%
Next           100,000,000       .60%         .50%            .45%               .35%
Over           400,000,000       .55%         .45%            .40%               .30%

2. The rate as applied to the net asset value of each fund for the fiscal year ending October 31, 1996, was:

                                                              Management Fee
                                Net Assets as of             For Fiscal Year
               Fund             October 31, 1996         Ended October 31, 1996
               ----             -----------------------------------------------
Balanced                          $  77,658,393                .60%
Blue Chip                            52,490,401                .50
Bond                                121,938,969                .47*
Capital Accumulation                447,201,123                .43
Cash Management                     697,121,081                .37*
Emerging Growth                     259,960,901                .62
Government Securities Income        271,095,796                .46
Growth                              254,393,295                .46
High Yield                           30,669,461                .60
Limited Term Bond                    17,444,164                .23*
Tax-Exempt Bond                     192,973,655                .48
Tax-Exempt Cash Management           98,508,842                .43*
Utilities                            72,212,558                .52*
World                               189,078,438                .73

       * Before waiver.

3. Fees paid by each Fund for investment management services and amounts paid by each Fund for other expenses were as follows:
                                                           Reimbursement by Fund
                                   Management Fees For     of Certain Costs For
                                    Fiscal Year Ended        Fiscal Year Ended
                Fund                October 31, 1996         October 31, 1996
-----------------------------------------------------------------------------
     Balanced                          $   404,461              $   251,542
     Blue Chip                             212,845                  206,942
     Bond                                  534,366*                 221,648
     Capital Accumulation                1,671,502                  567,786
     Cash Management                     2,555,687*               1,762,455
     Emerging Growth                     1,293,848                  942,986
     Government Securities Income        1,223,631                  394,360
     Growth                              1,040,897                  837,917
     High Yield                            159,773                   66,305
     Limited Term Bond                      18,619* **               32,982**
     Tax-Exempt Bond                       888,967                  145,931
     Tax-Exempt Cash Management            451,467*                 205,099
     Utilities                             375,780*                 288,489
     World                               1,154,783                  598,305

     *    Before waiver.

     ** Period from February 29, 1996 (Date Operations Commenced) through October 31, 1996.

4.   Directors and Executive Officers of the Manager

The Manager serves as the investment advisor for the Funds. Invista Capital Management, Inc. ("Invista") acts as sub-advisor for the Growth-Oriented Funds, Princor Government Securities Income Fund, Princor Limited Term Bond Fund and Princor Utilities Fund. The principal executive officers and directors of the Manager and Invista are listed below. The address of the Manager and Invista are set forth in the proxy statement. The address of all directors is The Principal Financial Group, Des Moines, Iowa 50392.

                                         Office Held With                              Office Held With
            Name                             Each Fund                                The Manager/Invista
     Michael J. Beer                Financial Officer                    Vice President and Chief Operating Officer
                                                                            (Manager)
     Arthur S. Filean               Vice President and Secretary         Vice President (Manager)
     Ernest H. Gillum               Assistant Secretary                  Assistant Vice President, Registered
                                                                            Products (Manager)
     J. Barry Griswell              Director and Chairman                Director and Chairman of the Board
                                      of the Board                          (Manager)
     Stephan L. Jones               Director and President               Director and President (Manager)
     Ronald E. Keller               Director                             Director (Manager)
                                                                            Director and Chairman of the Board
                                                                            (Invista)
     Michael D. Roughton            Counsel                              Counsel (Manager; Invista)

5. The Manager serves as investment advisor for 26 mutual funds sponsored by Principal Mutual Life Insurance Company.

                                                             Management Fee
                                       Net Assets as of   For Fiscal Year Ended
               Fund                    October 31, 1996     October 31, 1996
               ----                    ----------------     ----------------
Princor Balanced                         $  77,658,393             .60%
Princor Blue Chip                           52,490,401             .50
Princor Bond                               121,938,969             .49*
Princor Capital Accumulation               447,201,123             .43
Princor Cash Management                    697,121,081             .37*
Princor Emerging Growth                    259,960,901             .62
Princor Government Securities Income       271,095,796             .46
Princor Growth                             254,393,295             .46
Princor High Yield                          30,669,461             .60
Princor Limited Term Bond                   17,444,164             .11*
Princor Tax-Exempt Bond                    192,973,655             .48
Princor Tax-Exempt Cash Management          98,508,842             .43*
Princor Utilities                           72,212,558             .60*
Princor World                              189,078,438             .73

                                                              Management Fee
                                       Net Assets as of    For Fiscal Year Ended
               Fund                    December 31, 1996     December 31, 1996
               ----                    -----------------     -----------------
Principal Aggressive Growth              $  90,105,549              .80%
Principal Asset Allocation                  61,631,138              .80
Principal Balanced                          93,157,669              .60
Principal Bond                              63,386,561              .50
Principal Capital Accumulation             205,018,528              .48
Principal Emerging Growth                  137,160,881              .64
Principal Government Securities             85,099,858              .50
Principal Growth                            99,611,910              .50
Principal High Yield                        13,740,343              .60
Principal Money Market                      46,244,249              .50
Principal World                             71,682,015              .75
Principal Special Markets Fund
  International Securities Portfolio        28,160,624              .90
  Mortgage-Backed Securities                14,968,258              .45

    *  Before waiver.

6.   Brokerage on Purchases and Sales of Securities

     Brokerage commissions paid to affiliated brokers during the year ended October 31, 1996 were as follows:

                        Commissions Paid to Principal Financial Securities, Inc.
                          Total Dollar                           As Percent of
         Fund                Amount                            Total Commissions
Capital Accumulation Fund   $ 16,593                                4.4%
Utilities Fund                 2,217                                3.2%

     Principal  Financial   Securities,   Inc.  is  an  indirect,   wholly-owned
subsidiary of PML.

                                   Commissions Paid to Morgan Stanley and Co.
                             Total Dollar                       As Percent of
         Fund                   Amount                        Total Commissions
Balanced Fund                   $   555                            1.3%
Blue Chip Fund                      420                            3.0%
Capital Accumulation Fund         9,400                            2.5%
Emerging Growth Fund                500                             .5%
World Fund                        4,038                            1.2%

     Morgan Stanley and Co. is affiliated with Morgan Stanley Asset Management, Inc., which acts as sub-advisor to two mutual funds included in the Fund complex.

Proxy for the Special Meeting of Shareholders to be held on September 16, 1997.

PRINCOR (BALANCED, BLUE CHIP, BOND, CAPITAL ACCUMULATION, CASH MANAGEMENT, EMERGING GROWTH, GOVERNMENT SECURITIES INCOME, GROWTH, HIGH YIELD, LIMITED TERM BOND, TAX-EXEMPT BOND, TAX-EXEMPT CASH MANAGEMENT, UTILITIES, AND WORLD) FUND, INC.

This proxy is solicited on behalf of the Directors of the Fund. The undersigned shareholder appoints Arthur S. Filean, Ernest H. Gillum, and Stephan L. Jones, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this card, at the meeting of shareholders of the above named Fund to be held on September 16, 1997 at 10:00 a.m., and at any adjournments thereof, all the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on the reverse side of this card, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated July 7, 1997. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals lised on the reverse side. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, both parties must sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

____________________________________
Signature

____________________________________
Signature (If held jointly)

_______________________________,1997
Date

The Directors recommend that Shareholders vote FOR the following proposals. Please make your choices below in blue or black ink. Example: {X} Sign the Ballot on the reverse side and return as soon as possible in the enclosed envelope.
________________________________________________________________________________
1. Elect Board of Directors -- IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                   FOR  WITHOLD  FOR ALL EXCEPT
   J.D. Davis      R.W. Ehrle     P.A. Ferguson
   J.B. Griswell   S.L. Jones     R.E. Keller
   B.A. Lukavsky   R.G. Peebler   R.W. Gilbert     __      __          __


                                                   FOR  AGAINST     ABSTAIN

2. Ratify selection of Ernst & Young LLP as
   independent auditors of the Fund.               __      __          __


3. Approve change of Fund Name.                    __      __          __

4. Approve modification of Management Agreement.   __      __          __

Amend fundamental investment restriction with regard to:

5. Purchasing shares of other investment
   companies.                                      __      __          __

     Only applies to Princor Cash Management, Capital Accumulation, Growth and Government Securities Income Funds.

6. Diversification Requirements.                   __      __          __

     Only applies to Princor Cash  Management  and  Tax-Exempt  Cash  Management
     Funds.